UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                                                                                   August 21 2009

(DATE OF EARLIEST EVENT REPORTED)                                                                                                                                           August 18, 2009

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2009, Boardwalk Pipeline Partners, LP (the “Partnership”), a Delaware limited partnership, and Boardwalk Pipelines, LP (“Boardwalk Pipelines”), a wholly-owned subsidiary of the Partnership, announced that they had entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities, Inc, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC (the “Underwriters”) with respect to the issue and sale by Boardwalk Pipelines of $350.0 million in aggregate principal amount of its 5.75% Senior Notes due 2019 (the “Notes”), in an underwritten public offering (the “Debt Offering”). The Notes sold in the Debt Offering were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-141058). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

The Notes were issued pursuant to an indenture, dated as of August 21, 2009 (the “Base Indenture”), between Boardwalk Pipelines, as issuer, the Partnership, as guarantor, and the Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture thereto dated August 21, 2009, (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between Boardwalk Pipelines, the Partnership and the Trustee.  Copies of the Base Indenture and First Supplemental Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.

Closing of the Debt Offering occurred on August 21, 2009.  Boardwalk Pipelines used a portion of the net proceeds from the issuance of the Notes to repay $100.0 million of borrowings under Boardwalk Pipelines’ Subordinated Loan Agreement with Boardwalk Pipelines Holding Corp, a wholly-owned subsidiary of Loews Corporation, and expects to use the remainder of the net proceeds to fund a portion of the cost of its expansion projects, either directly, or indirectly by increasing the borrowing capacity available to fund such projects through repayment of indebtedness under its revolving credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described above, on August 18, 2009, Boardwalk Pipelines completed its offering of $350.0 million in aggregate principal amount of the Notes, which are unconditionally guaranteed on a senior unsecured basis by the Partnership. The Notes were registered under the Act as described in Item 1.01 above.

Interest on the Notes will accrue from August 18, 2009, and will be payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2010, until the Notes mature on September 15, 2019. Boardwalk Pipelines may redeem some or all of the Notes at any time or from time to time pursuant to the terms of the Indenture.

The Indenture contains covenants that will limit the ability of Boardwalk Pipelines, and its subsidiaries to, among other things, create liens, enter into sale-leaseback transactions, sell assets or merge with other entities. The Indenture does not restrict Boardwalk Pipelines or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming their equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. In addition, the Indenture does not contain any provisions that would require Boardwalk Pipelines to repurchase or redeem or otherwise modify the terms of the Notes upon a change in control or other events involving Boardwalk Pipelines. Events of default under the Indenture include (i) a default in the payment of principal of the Notes or, following a period of 30 days, of interest, (ii) a breach of Boardwalk Pipelines’ covenants or warranties under the Indenture or the Partnership’s under its guarantee, (iii) certain events of bankruptcy, insolvency or liquidation involving Boardwalk Pipelines, the Partnership or any Significant Subsidiary and (iv) any payment default or acceleration of indebtedness of Boardwalk Pipelines, the Partnership or any subsidiary of Boardwalk Pipelines if the total amount of such indebtedness unpaid or accelerated exceeds $50.0 million.

The descriptions set forth above in Item 1.01 and this Item 2.03 are qualified in their entirety by the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture (including the forms of Note attached thereto) and related documents, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
1.1
Underwriting Agreement, dated August 18, 2009, by and among J. P. Morgan Securities Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC and Boardwalk Pipeline Partners, LP and Boardwalk Pipelines, LP.

	4.1	Indenture, dated August 21, 2009, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2
First Supplemental Indenture dated August 21, 2009, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

	5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.
	12.1	Computation of Ratio of Earnings to Fixed Charges.
	23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP LLC,
its General Partner

By:  /s/ Jamie L. Buskill
Jamie L. Buskill
Chief Financial Officer
Dated:  August 21, 2009

EXHIBIT INDEX

Exhibit	Description
1.1
Underwriting Agreement, dated August 18, 2009, by and among J. P. Morgan Securities Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC and Boardwalk Pipeline Partners, LP and Boardwalk Pipelines, LP.

4.1	Indenture, dated August 21, 2009, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2
First Supplemental Indenture dated August 21, 2009, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).